UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (Date of earliest event reported)
July 27, 2022

DIGITAL BRANDS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40400	46-1942864
(Commission File Number)	(IRS Employer Identification No.)

1400 Lavaca Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(209) 651-0172

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on the Form 8-K filed on July 27, 2022, Digital Brands Group, Inc. (the “Company”), Dragon Dynamic Funds Platform Ltd. and 622 Capital LLC (the “Existing Investors”) executed a Securities Purchase Agreement (the “SPA”) on July 22, 2022.

On July 28, 2022, the Company, the Existing Investors and a new investor executed an Amendment to the SPA (the “Amendment SPA”), whereby the new investor purchased from the Company a 20% Original Issue Discount (the “OID”) promissory note (the “Note”) in the aggregate principal amount of $1,875,000 (with an aggregate subscription amount of $1,500,000) in substantially the same form as issued to the Existing Investors under the SPA dated July 22, 2022. Pursuant to the Amendment SPA, the Company will also issue warrants to the new investor in substantially the same form as issued to the Existing Investors on July 22, 2022.

In addition, the Company, the Existing Investors and the new investor entered a Joinder Agreement and Amendment to Registration Rights Agreement (the “Joinder Agreement”) dated July 28, 2022 to join the new investor to the Registration Rights Agreement dated July 22, 2022 between the Company and the Existing Investors.

Copies of the Amendment SPA, the form of Note, and the form of Warrant are filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing descriptions of the Amendment SPA, the Notes, and the Warrants do not purport to be complete and are qualified in their entirety by reference to the applicable exhibit.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on the Form 8-K filed on July 27, 2022, the Company received a determination letter (the “Letter”) from the staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) on July 21, 2022 regarding compliance with the Market Value of Listed Securities (“MVLS”) Standard and the Nasdaq Listing Rule 5550(b)(2) (the “MLVS Rule”).

On July 27, 2022, the Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Letter on July 21, 2022. This 8-K is filed to update that the Staff of Nasdaq notified the Company that a hearing is scheduled for September 8, 2022, at 11:00 AM Eastern Time.

The Company has been asked to provide the Panel with a plan to regain compliance with the minimum MLVS requirement under the MLVS Rule. The Company’s plan will need to include a discussion of the events that the Company believes will enable it to timely regain compliance with the minimum MLVS requirement. The Company plans to submit a plan that it believes will be sufficient to permit the Company to regain compliance with the minimum MLVS requirement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Securities Purchase Agreement, dated July 28, 2022, by and among Digital Brands Group, Inc. and the Investors
10.2	Form of Promissory Note, dated July 28, 2022, by Digital Brands Group, Inc. in favor the New Investor
10.3	Form of Warrant, dated July 28, 2022, by Digital Brands Group, Inc. in favor the New Investor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: August 2, 2022

	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer